United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

Check the appropriate box:
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[X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to ' 240.14a-11(c) or ' 240.14a-12
TORVEC, INC. (Name of Registrant as Specified in Its Charter) James Y. Gleasman, Chief Executive Officer (Name of Person(s) Filing Proxy Statement)

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Torvec, Inc.
Powder Mills Office Park

1169 Pittsford-Victor Rd., Suite 125

Pittsford, NY 14534

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 26, 2006

On January 26, 2006, Torvec, Inc. will hold its annual meeting of shareholders for 2005 at the Casa Larga Vineyards, 2287 Turk Hill Road, Fairport, New York 14450. The meeting will begin at 7:00 P.M. local time.

Only shareholders of record at the close of business on December 1, 2005 can vote at this meeting or any adjournment that may take place. At the meeting, we will:

o	elect directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;

o	ratify the appointment by the Audit Committee of the Board of Directors of Eisner LLP as independent auditors of the company for its fiscal year ending December 31, 2005;

o	transact any other business properly brought before the meeting or any adjournment that may take place.

You can find more information about each of these items, including the nominees for directors, in the attached Proxy Statement.

Our Board of Directors recommends that you vote in favor of each of the proposals outlined in the Proxy Statement.

We cordially invite all shareholders to attend the annual meeting in person. However, whether or not you expect to attend the annual meeting in person, please mark, date, sign and return the enclosed Proxy Card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the annual meeting. If you send in your Proxy Card and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Following the business portion of the meeting, we will also report on our business results and other matters of interest to shareholders.

By Order of the Board of Directors

DATED: December 13, 2005	/S/HERBERT H. DOBBS Herbert H. Dobbs, Secretary

Torvec, Inc.
Powder Mills Office Park

1169 Pittsford-Victor Rd., Suite 125

Pittsford, NY 14534

PROXY STATEMENT

Date of Proxy Statement: December 1, 2005
Date of Mailing: December 13, 2005
Annual Meeting of Shareholders January 26, 2006

Our Board of Directors is soliciting proxies for the 2005 annual meeting of shareholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

In compliance with the company's existing bylaws, the Board has fixed December 1, 2005 as the record date for the 2005 annual meeting. Shareholders of record who owned our common stock on that date are entitled to vote at and attend the annual meeting, with each share entitled to one vote. 29,820,311 shares of our $.01 par value common stock were outstanding on the record date.

Voting materials, which include this Proxy Statement, a Proxy Card and our most recent Annual Report (Form 10-KSB), will be mailed to shareholders on or about December 13, 2005.

We have summarized below important information with respect to the 2005 annual meeting.

Time and Place of the Annual Meeting

The 2005 annual meeting is being held on Thursday, January 26, 2006 at 7:00 P.M. local time at the Casa Larga Vineyards, 2287 Turk Hill Road, Fairport, New York 14450. All shareholders who own shares of our $.01 par value common stock as of December 1, 2005, the record date, may attend and vote at the 2005 annual meeting.

Purpose of the Proxy Statement and Proxy Card

You are receiving a Proxy Statement and Proxy Card from us because you own shares of our common stock on December 1, 2005, the record date. This Proxy Statement describes issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

When you sign the Proxy Card, you appoint each of James Y. Gleasman and Keith E. Gleasman as your representatives at the meeting. James Y. Gleasman and Keith E. Gleasman will vote your shares at the meeting as you have instructed them on the Proxy Card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your Proxy Card in advance of the meeting just in case your plans change.

Proposals to be Voted on at This Year's Annual Meeting

You are being asked to vote on:

o	the election of directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;
o	the ratification of the appointment by the Audit Committee of the Board of Directors of Eisner LLP as independent auditors of the company for its fiscal year ending December 31, 2005.

The Board of Directors recommends a vote FOR each proposal.

Voting Procedure

You may vote by mail.

To vote by mail, please sign your Proxy Card and return it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the Proxy Card, your shares will be voted as you instruct.

You may vote in person at the annual meeting.

We will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares in street name, you must request a Proxy Card from your stockbroker in order to vote at the meeting. Holding shares in "street name" means your shares of stock are held in an account by your stockbroker, bank or other nominee, and the stock certificates and record ownership are in the name of the brokerage house or other nominee and are not held in your name. If your shares are held in "street name" and you wish to attend the annual meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the annual meeting.

You may change your mind after you have returned your Proxy Card.

If you change your mind after you return your Proxy Card, you may revoke your proxy at any time before the polls close at the annual meeting. You may do this by:

o	signing another Proxy Card with a later date; or

o	voting in person at the annual meeting; or

o	giving notice of revocation to us by writing Herbert H. Dobbs, Secretary, Torvec, Inc., Powder Mills Office Park, 1169 Pittsford-Victor Rd., Suite 125, Pittsford, New York 14534.

Multiple Proxy Cards

If you receive more than one Proxy Card, it means that you hold shares in more than one account. Please sign and return all Proxy Cards to ensure that all your shares are voted.

Quorum Requirement

Shares are counted as present at the annual meeting if the shareholder either:

o	is present and votes in person at the meeting, or

o	has properly submitted a Proxy Card.

33 1/3% of our outstanding shares as of the record date must be present at the annual meeting (either in person or by proxy) in order to hold the annual meeting and conduct business. This is called a "quorum".

Consequences of Not Returning Your Proxy Card

If your shares are held in your name, you must either return your Proxy Card or attend the annual meeting in person in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy yourself, your brokerage firm may either:

o	vote your shares on routine matters, or

o	leave your shares unvoted.

Effect of Abstentions

Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum but are not counted as votes cast for purposes of determining the approval of any matters submitted to the shareholders for a vote.

Required Vote

Assuming a quorum is present at the annual meeting, the election of each nominee to be a director of the company will require a plurality of shares casting votes at the annual meeting. The ratification of the independent auditors will require the affirmative vote of a majority of shares casting votes at the annual meeting.

Vote Solicitation

The Board of Directors of Torvec, Inc. is soliciting your proxy to vote your shares at the annual meeting. In addition to this solicitation by mail, our directors, officers and any other representatives of the company may contact you by telephone, internet, in person or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding proxy material. We have not retained the services of a proxy solicitor.

Voting

Votes cast by proxy or in person at the annual meeting will be tabulated by Board appointed inspectors of election. The inspectors of election will also determine whether there is a quorum at the annual meeting.

The shares represented by Proxy Cards received, properly marked, dated, signed and not revoked, will be voted at the annual meeting. If the Proxy Card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

With respect to the election of directors, ANY VALID PROXY RECEIVED WHICH IS EXECUTED BY THE SHAREHOLDER IN SUCH MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ALL NOMINEES OR ANY INDIVIDUAL NOMINEE SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR ALL NOMINEES.

Where specified choices ( including abstentions) with respect to any given proposal are not indicated, THE SHARES REPRESENTED BY ALL EXECUTED AND VALID PROXIES RECEIVED WILL BE VOTED FOR APPROVAL OF THAT PROPOSAL.

We believe that the procedures to be used by the inspectors of election to count the votes are consistent with New York law and our Bylaws concerning the determination of a quorum and the voting of shares.

Publication of Voting Results

We will announce preliminary voting results at the meeting. We will publish the final results in our annual report on Form 10-KSB for the fiscal year ending December 31, 2005, which we will file with the Securities and Exchange Commission. You can get a copy by writing Torvec, Inc., Powder Mills Office Park, 1169 Pittsford-Victor Rd., Suite 125, Pittsford, NY 14534, or by contacting the Securities and Exchange Commission at (800) 732-0330 for the location of its nearest public reference room, or through the Edgar System at www.sec.gov.

Other Business

We do not know of any business to be considered at the 2005 annual meeting other than the proposals described in this Proxy Statement. However, if any other business is properly presented at the annual meeting, your signed Proxy Card gives authority to James Y. Gleasman and Keith E. Gleasman to vote on such matters at their discretion.

Proposals for 2006 Annual Meeting

Shareholders may present matters for consideration at our next annual meeting either by having the matter included in the company's own Proxy Statement and listed on its Proxy Card or by conducting his or her own proxy solicitation.

To have your proposal included in our Proxy Statement and listed on our Proxy Card for the 2006 annual meeting, you must submit your proposal to the company before August 13, 2006 in writing to Herbert H. Dobbs, Secretary, Torvec, Inc., Powder Mills Office Park, 1169 Pittsford-Victor Rd., Suite 125, Pittsford, New York 14534. You may submit a proposal only if you have continuously owned at least $2,000 worth or 1% in market value of the company's common stock for at least 1 year before you submit your proposal to the company, and you must continue to hold this level of security ownership in our company through the 2006 annual meeting of shareholders.

If you decide to conduct your own proxy solicitation, you must provide the company with written notice of your intent to present your proposal at the 2006 annual meeting, and the written notice must be received by the company before October 30, 2006. If you submit a proposal for the 2006 annual meeting after October 30, 2006, management may or may not in its sole discretion, present the proposal at the annual meeting, and the proxies for the 2006 annual meeting will confer discretion on management proxy holders to vote against your proposal.

Annual Report on Form 10-KSB

Accompanying this Proxy Statement is a copy of our annual report (Form 10-KSB) for the fiscal year ending December 31, 2004 as filed with Securities and Exchange Commission on April 11, 2005.

PROPOSAL 1
ELECTION OF DIRECTORS

Under our Bylaws, our Board of Directors is elected annually to serve until the next annual meeting of shareholders and until the directors' successors are duly elected and shall qualify. Unless authority to vote for the election of directors is withheld or the Proxy Card is marked to the contrary, executed and valid proxies received will be voted FOR the election of the six nominees named below. All of the nominees are currently directors of the company. Herbert H. Dobbs, Keith E. Gleasman, James Y. Gleasman, Gary A. Siconolfi, and Daniel R. Bickel were elected at the annual meeting of shareholders in January 2005. Joseph B. Rizzo was elected a member of the Board on September 9, 2005. While management has no reason to believe that any nominee will not be available as a candidate, should such a situation arise, the proxy may be voted for the election of other persons as directors.

The names of the nominees, their ages as of December 1, 2005 and certain other information about them are set forth below:

Nominee	Principal Occupation	Age	Served As Director Since

Gary A. Siconolfi 325 VanVoorhis Avenue Rochester, NY 14617 (1)	Chairman of the Board	54	10/31/02
James Y. Gleasman 11 Pond View Drive Pittsford, NY 14534 (2)	Chief Executive Officer, Interim Chief Financial Officer, Director	65	02/20/98

Keith E. Gleasman 11 Pond View Drive Pittsford, NY 14534 (3)	President, Director	58	09/26/96

Herbert H. Dobbs 448 West Maryknoll Road Rochester Hills, MI 48309 (4)	Secretary, Director	74	02/20/98

Daniel R. Bickel 39 Whippletree Road Fairport, New York 14450 (5)	Certified Public Accountant, Director	57	10/31/02
Joseph B. Rizzo 39 State Street, Suite 700 Rochester, New York 14614 (6)	Attorney, Director	40	9/9/05
(1)

Mr. Siconolfi was the owner and general manager of Panorama Dodge, Inc., Penfield New York from 1994-1995 and of Panorama Collision, Inc., East Rochester, New York from 1989-1995. He started and managed a highly successful auto/truck dealership and collision business, building the business to annual sales of $20 million, with 5 departments and 65 employees.

Prior to opening the dealership and collision business, Mr. Siconolfi acquired an excellent foundation in the automotive business, working in sales, sales management and general management at Vanderstyne Ford, Schrieber Buick, Judge Motor Corporation and Meisenzahl Auto Parts, all in the Rochester area. He has completed 100+ programs sponsored by Chrysler Corporation, Ford Motor Company and General Motors in fields such as management, sales management, sales, customer relations, human resources and service training. He earned numerous awards given by these companies.

A very active participant in his community, Mr. Siconolfi is currently involved in commercial real estate.

(2)	James Y. Gleasman has been a director and consultant of the company since its inception. His business background includes the following:

	o	Life-long entrepreneur.
	o	Skilled in management, finance, strategic planning, organizing and marketing.
	o	Principal inventor of the infinitely variable transmissions (IVT); co-inventor of several other patented inventions.
	o	Established manufacturing of the Torsen® Differential in Argentina, Brazil, etc.
	o	Former principal with two companies formerly owned by the Gleasman family.
	o	Set business strategies for small companies' dealings with large companies.
	o	Joint venture partner with Clayton Brokerage Co. of St. Louis, MO.
	o	Owned financial-consulting business.
	o	Negotiated with numerous Asian Corporations (including Mitsubishi and Mitsui).
	o	Educated in Asian philosophy, business practices and culture.
(3)

Keith E. Gleasman is Co-Inventor with Vernon E. Gleasman on all Torvec patents. Mr. Gleasman's strengths include his extensive marketing and sales executive experience, in addition to his design and development knowledge. His particular expertise has been in the area of defining and demonstrating the products to persons within all levels of the automotive industry, race crew members, educators and students.

o

As former Vice President of Sales for the unrelated Gleason Corporation (Power Systems Division), designed and conducted seminars on vehicle driveline systems for engineers at the U.S. army tank automotive command.

o	Designed a complete nationwide after-market program for the Torsen Differential, which included trade show participation for the largest after-market shows in the U.S., SCORE and SEMA.
o	Extensive after-market experience including pricing, distribution, sales catalogs, promotions, trade show booths designs and vehicle sponsorships.
o	Responsible for over 300 articles in trade magazines highlighting the Torsen Differential (e.g., Popular Science, Auto Week, Motor Trend, Off-Road, and Four Wheeler).
o	Designed FTV vehicle prototype, (from concept to assembly).
o	Assisted in developing engineering and manufacturing procedures for the Torsen Differential and for all of the Torvec prototypes.
o	Instructed race teams on use of the Torsen Differential (Indy cars, Formula 1, SCCA Trans-Am, IMSA, GTO, GTU, GT-1, NASCAR, truck pullers and off-road racers).
o	Has been trained for up-to-date manufacturing techniques such as NWH, statistical process control and MRP II.
Mr. Gleasman has extensive technical and practical experience, covering all aspect of the company's products such as, promotion, engineering and manufacturing.

(4)

Dr. Dobbs, Ph.D., P.E., has worked at every level from design engineer to technical director of an Army Major Commodity Command at the two-star level. He has worked as a hands-on engineer and scientist in industry and government, commanded field units, managed Army R & D programs and laboratories and currently has his own practice as a consultant engineer. He has the broad background needed to guide the company's growth and development.

During his career he has:

o	Worked as a manufacturing engineer.
o	Worked as a design engineer in the aircraft and missile industry.
o	Managed Army laboratories as a captain, lieutenant colonel and colonel.
o

Organized, implemented and operated the theater-wide "Red Ball Express" quick response supply system in Vietnam to get disabled weapons and other critical equipment repaired and back into combat as rapidly as possible.

o	Done basic research on multi-phase turbulent fluid dynamics supporting development of the gas turbine primary power system now used in the M1 Abrams Main Battle Tank (MBT).
o	Managed advanced development of the laser guided 155mm-artillery shell now known as the "Copperhead".
o	Served in Taiwan as a member of the U.S. Military Assistance Advisory Group (MAAG) working with the Republic of China Army General Staff.
o	Served as liaison officer between the Army and Air Force for development of the laser seeker for the Hellfire missile.
o

Guided development of a new family of tactical vehicles for the Army, including the High Mobility Multipurpose Wheeled Vehicle (HMMWV) now known as the "Hummer", which uses Vernon Gleasman's Torsen® differential.

o

Served as Technical Director of U.S. Army Tank-automotive Command* (TACOM), which then employed some 6,400 people and is responsible for all support of U.S. military ground vehicles (a fleet of 440,000) from development to ultimate disposal with a budget of nearly $10 billion a year. He was also responsible for negotiation and management of military automotive R&D agreements with the French and German Ministries of Defense.

*	Now the U.S. Army Tank-Armaments Command.

At the end of 1985, Herbert H. Dobbs left government service and started his own consulting practice and began working with the Gleasmans to develop and market Vernon Gleasman's inventions. Herbert H. Dobbs holds a Ph.D. in Mechanical Engineering from the University of Michigan and is a registered professional engineer in Michigan. He holds several patents of his own and, among many affiliations, is a member of SAE, ASME, NSPE, AAAS, Sigma XI, AUSA, NDIA and the U.S. Army Science Board. The last named organization is a small group of senior technical and managerial people chosen from industry and academia to provide direct advice to the Secretary of the Army, the Chief of Staff, and the Department of the Army concerning issues of policy, budgets, doctrine, organization, training and technology.

(5)

Daniel R. Bickel is a partner in the accounting firm of Bickel & Dewar, C.P.A.'s, an accounting firm providing a variety of accounting services to small to medium sized business. The services provided include audits, reviews, compilations, business and personal consulting, business acquisition and sale assistance and income tax preparation. Mr. Bickel is a graduate of the Rochester Institute of Technology. He has been licensed in New York State as a certified public accountant for almost 30 years and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. He has served as an officer and director of numerous non-profit and civic organizations.

(6)

Joseph B. Rizzo, Partner and Head of the Litigation Department of the law firm of Gallo & Iacovangelo, LLP, was born January 17, 1965, in Buffalo, New York. Graduated from Pittsford Mendon High School, 1982; State University of New York at Buffalo, B.A., English, 1986; State University of New York at Buffalo, School of Law, Juris Doctor, 1989. Admitted to practice law in the State of New York, 1990. Associate Attorney with the law firm of Speyer & Perlberg, New York, New York, 1989 to 1995. Joined law firm of Gallo & Iacovangelo, LLP, Rochester, New York in 1995 and became a Partner and Head of the firm's Litigation Department, 1997 to present. Mr. Rizzo is a published legal commentator and a lecturer for the New York State Bar Association. He is a member of the New York State Bar Association and the National Crime Victims Bar Association. Appears in the "Strathmore's Who's Who" 2005-2006 Edition for outstanding leadership and achievement in the practice of law.

Relationships; Agreements

Keith E. and James Y. Gleasman are brothers. There are no other family relationships among any of the directors or executive officers of the company. There are no agreements or arrangements for the nomination or the appointment of any persons to the Board of Directors.

CORPORATE GOVERNANCE

Role of the Board of Directors

All corporate authority resides in the Board of Directors as the representative of the shareholders. The Board has delegated authority to management in order to implement Torvec's mission of maximizing long-term shareholder value, while adhering to the laws of the jurisdictions where we operate and at all times observing the highest ethical standards.

Such delegated authority includes the authorization of spending limits and the authority to hire consultants and employees and terminate their services. The Board retains responsibility to recommend candidates to the shareholders for election to the Board of Directors. The Board retains responsibility for selection and evaluation of the chief executive officer, determination of senior management compensation, approval of the annual budget, assurance of adequate systems, procedures and controls, as well as assisting in the preparation and approval of strategic plans. Additionally, the Board provides advice and counsel to senior management.

All major decisions are considered by the Board as a whole, however, the Board has chosen to exercise certain of its responsibilities through committees of the Board. The Board has established three standing committees - an Audit Committee, a Nominating Committee, and a Compensation and Governance Committee. On July 8, 2005, the Board temporarily created an Executive Committee, composed of a majority of its members and granted to it the full authority of the Board, in accordance with and subject to the provisions of Section 712 of the New York Business Corporation Law.

It is the company's policy that all directors attend the annual shareholders meeting. All persons who were directors on the date of last year's annual shareholders meeting attended such meeting.

Operation of the Board and its Committees

The Board of Directors of the company met 14 times during the fiscal year from January 1, 2005 through December 1, 2005. For the fiscal year, each incumbent, active director attended, either in person or by telephonic conferences as permitted by the company's Bylaws, approximately 90% of the total number of meetings held during the period for which he was a director and approximately 100% of the total number of meetings of the committees of the Board on which he served during the period for which he was a member of such committee(s).

A majority of the company's directors are independent as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards and as defined by Rule 10A-3(b)(1)(ii) promulgated by the Securities and Exchange Commission. In accordance with requirements of the National Association of Securities Dealers, Inc. for NASDAQ listed companies, the company's active independent directors held regularly scheduled meetings at which only active independent directors were present ("executive sessions") in order to enhance communication among our independent directors.

Our independent directors are Herbert H. Dobbs, Daniel R. Bickel, Gary A. Siconolfi, and Joseph B. Rizzo.

The Audit Committee

The company's Board of Directors adopted an Audit Committee charter delineating the composition and the responsibilities of the Audit Committee which became effective on April 17, 2000. The charter was revised by the Board on January 15, 2003 to further delineate the Committee's responsibilities and authority in accordance with provisions of the Sarbanes-Oxley Act of 2002. The charter is on the company's website at www.torvec.com. It was also filed as an appendix to the proxy statement distributed to shareholders in connection with the 2003 annual meeting.

The primary function of the Audit Committee as stated in its charter is to assist the Board of Directors in fulfilling its oversight responsibilities relating to monitoring the quality, reliability and integrity of the company's external financial reporting process, the adequacy of the company's internal controls particularly with respect to the company's compliance with legal and regulatory requirements and corporate policy, and the independence and performance of the company's registered public accounting firm who is ultimately accountable and must report directly to the Audit Committee. More specifically, the Audit Committee is directly responsible for:

     o   the appointment, compensation, retention and oversight of the work of the registered public accounting firm engaged (including the resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services;

     o   the pre-approval of all auditing and legally permissible non-auditing services to be performed by the company's registered public accounting firm;

     o   the disclosure by the company of all pre-approved non-audit services in periodic reports filed by the company with the Securities and Exchange Commission;

     o   the disclosure by the company of the number and name(s) of each Audit Committee member who is an "audit committee financial expert" as defined by the Charter in accordance with rules promulgated by the Securities and Exchange Commission;

     o   the establishment of internal procedures for complaints concerning the company's accounting, internal accounting controls or auditing matters; and

     o   the engagement of independent counsel and advisors as it determines necessary to carry out its duties and the funding therefore.

The Audit Committee met four times in fiscal year 2005. The current members of the Audit Committee are Daniel R. Bickel, Herbert H. Dobbs and Gary A. Siconolfi.

All members of the Audit Committee are "independent" as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards and as defined by Rule 10A-3(b)(1)(ii) promulgated by the Securities and Exchange Commission. Daniel R. Bickel has been appointed the Audit Committee's "financial expert" as defined by the Audit Committee's charter in accordance with rules promulgated by the Securities and Exchange Commission.

The Nominating Committee

At its meeting held on October 5, 2004, the board established a Nominating Committee. The current members of the Nominating Committee are Joseph B. Rizzo, Daniel R. Bickel and Gary A. Siconolfi. Each of these persons is an independent director as defined by Rule 10A-3(b)(1)(ii) promulgated by the Securities and Exchange Commission and as defined by Rule 4200(a)(15) of the National Association of Securities Dealers, Inc.

The Committee met three times in fiscal year 2005.

On November 9, 2004, the board adopted the Nominating Committee charter, a copy of which was attached to the company's proxy statement filed in connection with last year's annual meeting.

As specified in its charter, the purpose of the Nominating Committee is to identify, consider and recommend qualified individuals to the Board for election as directors, including the slate of directors that the Board proposes for election by shareholders at the annual meeting. The charter sets forth the following policy and procedures with respect to the consideration of any director candidates recommended by security holders:

Shareholders wishing to directly nominate candidates for election to the board of directors at an annual meeting must do so by giving notice in writing to the chairman of the Nominating Committee, Torvec, Inc., Powder Mills Office Park, 1169 Pittsford-Victor Rd., Suite 125, Pittsford, New York 14534. The notice with respect to any annual meeting must be delivered to the chairman not less than 120 days prior to the anniversary of the preceding year's annual meeting. The notice shall set forth (a) the name and address of the shareholder who intends to make the nomination; (b) the name, age, business address and residence address of each nominee; (c) the principal occupation or employment of each nominee; (d) the class and number of shares of Torvec securities which are beneficially owned by each nominee and by the nominating shareholder; (e) any other information concerning the nominee that must be disclosed in nominee and proxy solicitations pursuant to Regulation 14A of the Securities Exchange Act of 1934; and (f) the executed consent of each nominee to serve as a director of Torvec if elected.

Nominations submitted in accordance with the foregoing procedure will be considered and voted upon by the Nominating Committee. Any shareholder nominee recommended by the Committee and proposed by the Board for election at the next annual meeting of shareholders shall be included in the company's proxy statement for such annual meeting.

The company encourages shareholder communications with management and with independent directors. Any shareholder wishing to communicate directly with management should e-mail or address regular mail to:

Officer	Mailing Address	E-mail
James Y. Gleasman Chief Executive Officer, Interim Chief Financial Officer	Torvec, Inc. Powder Mills Office Park, 1169 Pittsford-Victor Rd., Suite 125 Pittsford, NY 14534	jgleasman@torvec.com

Keith E. Gleasman President	Torvec, Inc. Powder Mills Office Park, 1169 Pittsford-Victor Rd., Suite 125 Pittsford, NY 14534	kgleasman@torvec.com

Any shareholder wishing to communicate directly with any of our independent directors should e-mail him as follows:

Herbert H. Dobbs	dr.hh.dobbs@earthlink.net
Joseph Rizzo	josephrizzo@gallolaw.com
Daniel R. Bickel	dbickel@frontiernet.net
Gary A. Siconolfi	gary1015@rochester.rr.com

Regular mail may be addressed to:	Torvec independent directors c/o Torvec, Inc. Powder Mills Office Park 1169 Pittsford-Victor Rd., Suite 125 Pittsford, NY 14534 Attention: Gary A. Siconolfi

The Nominating Committee charter also sets forth the qualifications and a specific description of skills that members of the board of the company should possess, regardless of by whom nominated:

In recommending candidates, the Committee shall consider the candidates' mix of skills, experience with businesses and other organizations of comparable size, reputation, background and time availability (in light of anticipated needs), the interplay of the candidate's experience with the experience of other board members, the extent to which the candidate would be a desirable addition to the board and any committees of the board and any other factors the Committee deems appropriate. At a minimum, the Committee shall address the following skill sets in evaluating director candidates: accounting or finance, business or management experience, industry knowledge, customer base experience or perspective, international marketing and business experience, strategic planning and leadership experience.

Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interest of the shareholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. The board should represent diverse experience at policy making levels in business, government, education and technology, and in areas that are relevant to the company's worldwide activities.

Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. Directors should consider offering their resignation in the event that significant change in their personal circumstances, including their health, family responsibilities, or a change in their principal job responsibilities, would preclude them from devoting sufficient time to carrying out their responsibilities effectively.

The board does not believe that arbitrary term limits on director service are appropriate, nor does it believe that directors should expect to be renominated automatically. The contribution of each member as a member of a committee or the board shall be evaluated each year by the Committee before his renomination is recommended to the board.

The Compensation and Governance Committee

At its meeting held on October 5, 2004, the board established a Compensation and Governance Committee. The current members of the Committee are Gary A. Siconolfi, Daniel R. Bickel and Joseph B. Rizzo. All members of the Committee are independent within the meaning of Rule 10A-3(b)(1)(ii) and Rule 4200(a)(15) promulgated by the Securities and Exchange Commission and the National association of Securities Dealers, Inc. respectively.

The Committee met three times during the 2005 fiscal year.

The purpose of the Compensation and Governance Committee is to regularly monitor the effectiveness of management policies and decisions including the execution of the company's strategies in order to insure that the company represents the shareholders' interests, including optimizing long term as well as short term financial returns. The Committee also (1) reviews and makes recommendations to the Board of Directors on employment and business consultants policies, forms and levels of compensation, including specifically, the performance and level of compensation of the officers and top management personnel of the company; and (2) reviews and makes recommendations to the Board on the operation, performance and administration of the company's employee benefit plans, including the company's Business Consultant's Stock Plan, Employee Stock Option Plan, and Nonmanagement Directors Plan.

At its meeting held on November 9, 2004, the Committee adopted a statement of Corporate Governance Principles which was attached to the company's proxy statement filed in connection with last year's annual meeting.

The Executive Committee

On July 8, 2005, the Board of Directors created an Executive Committee consisting of Gary A. Siconolfi, Chairman, Daniel R. Bickel, Herbert H. Dobbs, James Y. Gleasman, and Keith E. Gleasman. The members of the Committee constitute a majority of the company's Board, and is composed of 2 of the company's founders who have guided the company from inception, a long-term advisor to the Gleasman family and the company, especially on military matters (Dr. Dobbs), and an individual who was nominated and elected for the express purpose of representing the interests of all of the company's shareholders, including its minority shareholders (Mr. Siconolfi).

The members of the Executive Committee had become increasingly concerned with the direction and management of the company under the guidance of a management consulting firm, especially under its then chief executive and chief financial officer, and its then chairman.

The Committee therefore engaged special counsel to investigate certain actions and/or omissions in the management of the company by CXO in fulfillment of such board members' obligations under the Sarbanes-Oxley Act. The Committee, on a temporary basis until the investigation has been completed, was delegated certain powers by the board with respect to the management of the company as permitted by the New York Business Corporation Law, and temporarily suspended board meetings.

Upon completion of the investigation by special counsel, the furnishing of a report by such counsel to the Committee and action by the Committee in response thereto, the Committee's special function will have been completed and its delegated powers terminated by action of the full board, which then will resume conducting regular board meetings.

As the result of the investigation by the special counsel and after consultation therewith, on August 19, 2005 the Committee unanimously removed Philip A. Fain as chief executive officer and chief financial officer of the company as well as removed Read McNamara as chairman of the board. The Committee unanimously appointed James Y. Gleasman chief executive officer and interim chief financial officer as well as Gary A. Siconolfi as chairman of the board, effective August 19, 2005.

On September 9, 2005, at a duly called meeting of the Board attended by all active members of the Board, the board approved the creation of the Executive Committee and ratified all of its actions.

On October 26, 2005, Read D. McNamara and Philip A. Fain resigned as directors of the company. The board accepted their resignations on the same date.

Sarbanes-Oxley Compliance

The Sarbanes-Oxley Act of 2002 was enacted on July 30, 2002. The statute addresses, among other issues, corporate governance, auditing and accounting, executive compensation and enhanced and timely disclosure of corporate information. On November 4, 2003, the National Association of Securities Dealers, Inc. adopted final NASD Rules addressing corporate governance director independence and corporate accountability.

The Board of Directors has acted to strengthen and improve its already strong corporate governance practices. Following is a summary of formal policies the Board has adopted to comply with Sarbanes-Oxley, the NASD Rules and to enhance shareholder confidence in the company.

a.) Code of Business Conduct and Ethics

The company's Code of Business Conduct and Ethics applies to all members of the board, all senior executive and financial officers, and all employees of the company, its divisions and its subsidiaries. The Code mandates that all company personnel observe the highest standards of business and personal conduct in the performance of their duties and responsibilities, especially in dealing with other company personnel, our shareholders, the general public, the business community, customers, suppliers, and governmental authorities. It addresses conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of corporate assets, compliance with laws, rules and regulations and requires the reporting of any illegal or unethical behavior.

We require our employees, our officers and directors to talk to supervisors, managers or other appropriate personnel to report and discuss any known or suspected unethical, illegal or criminal activity involving the company and/or its employees. We have established a compliance network which allows employees, officers and directors to anonymously report any known or suspected violation of laws, rules, regulations or the Code of Business Conduct and Ethics.

Waivers of the Code's provisions are generally not permitted, may be granted only by the Board of Directors, and if granted, will be disclosed to the company's shareholders. There were no waivers of the Code during fiscal 2005.

b.) Financial Integrity and Compliance Program

The company's Financial Integrity and Compliance Program mandates that the company's results of operations and financial position must be recorded in accordance with the requirements of law and generally accepted accounting principles and that all books, records and accounts must be maintained in reasonable detail so that they accurately and fairly reflect the business transactions and disposition of assets of the company. The written policy requires all personnel responsible for the preparation of financial information to ensure that the company's financial policies and internal control procedures are followed and holds each employee involved in creating, processing and recording financial information accountable for the integrity of the financial reporting process. The program establishes a network for the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters and provides for the submission (including the confidential anonymous submission) by company employees of concerns they may have regarding questionable accounting or auditing matters.

c.) Corporate Governance Principles

Our Corporate Governance Principles set forth certain principles and policies governing the role of the board of directors in management, the functions of the board of directors, qualifications of directors, independence of directors, the size of the board and selection process, board committees, independence of committee members, meetings of independent directors, shareholder communications, board and committee agendas, ethics and conflicts of interest, reporting and access to advise.

Our code of business conduct and ethics, our financial integrity and compliance program, our statement of corporate governance principles and additional information on our corporate governance policies is available on our website at: www.torvec.com.

Controls and Procedures

James Y. Gleasman, the company's chief executive officer and interim chief financial officer, has informed the Board of Directors that, based upon his evaluation of the company's disclosure controls and procedures as of the end of the period covered by its annual report (Form 10-KSB), such disclosure control and procedures are effective to ensure that information required to be disclosed by the company in the reports it submits under the Securities Exchange Act of 1934 is accumulated and communicated to management (including the chief executive officer and chief financial officer) as appropriate to allow timely decisions regarding required disclosure.

Management, with the participation of the company's chief executive and interim chief financial officers, has concluded that there were no changes in the company's internal control over financial reporting that occurred during the company's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the company's internal control over financial reporting.

Director Compensation

At its meeting held on October 19, 2004, the board adopted a nonmanagement directors compensation plan for services rendered by directors who are not employees, consultants or in any way, part of management.

For service as members of the company's board of directors and its committees, nonmanagement directors who have been board members for at least one full year and have attended, in person or by telephonic conference as permitted by our By-laws, at least 75% of both board meetings and meetings of committees of which they are a member shall receive warrants to purchase up to 12,000 common shares at a purchase price of $.01 per share. The warrants are issued quarterly on a pro rata basis and may be issued contingently in anticipation of a director's completion of one year of service and/or 75% of board/committee meetings. The warrant term is for a period of ten years. In addition, the chairman of the audit committee is entitled to earn as payment for services on such committee 5,000 warrants per year, payable quarterly.

The plan became effective on October 1, 2004. For the period ended December 31, 2004 Herbert H. Dobbs, Joseph Alberti, Gary A. Siconolfi and Daniel R. Bickel each received 12,000 warrants in accordance with the plan. In addition, for such period Daniel R. Bickel received 5,000 warrants for services rendered as chairman of the audit committee.

For the quarter ended March 31, 2005, each of Herbert H. Dobbs, Gary A. Siconolfi and Daniel R. Bickel received 3,000 warrants for services rendered as directors and Mr. Bickel received 1,250 additional warrants for services rendered as chairman of the audit committee.

On March 16, 2005, May 13, 2005, and August 18, 2005 Mr. Siconolfi exercised 12,000, 3,000 and 3,000 warrants respectively at a purchase price of $.01 per common share.

For the quarter ended June 30, 2005 each of Herbert H. Dobbs, Gary A. Siconolfi, Daniel R. Bickel and David P. Carlisle received 3,000 warrants for services rendered as directors, and Mr. Bickel received 1,250 additional warrants for services rendered as chairman of the audit committee. Mr. Carlisle received his warrants on a pro rata basis on the assumption that he would complete his first full year as a director. After his resignation as a director on July 8, 2005, Mr. Carlisle returned his warrant to the company.

For the quarter ended September 30, 2005, each of Herbert H. Dobbs, Gary A. Siconolfi and Daniel R. Bickel received 3,000 warrants for services rendered as chairman of the audit committee.

Directors and executive officers, key employees, advisors or consultants to the company are eligible to participate in the 1998 Stock Option Plan which was approved by the shareholders on May 27, 1998. No options were granted under the plan in fiscal 2004. The 1998 Stock Option Plan is discussed beginning on page 29 of this Proxy Statement.

As previously disclosed in our periodic reports furnished to the Securities and Exchange Commission, Keith E. Gleasman and James Y. Gleasman did not receive any compensation from the company for the services they rendered to the company during all of fiscal 2005.

Vote Required

Each nominee must be elected by the affirmative vote of a plurality of the shares of common stock of the company present in person or by proxy and entitled to vote at the annual meeting.

Recommendation of the Board:

THE BOARD RECOMMENDS A VOTE FOR
THE ELECTION OF ALL NOMINEES NAMED ABOVE

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed Eisner, LLP as our independent auditors for our fiscal year ended December 31, 2005.

A representative of Eisner, LLP is expected to be present at the annual meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

Audit Fees

The aggregate amount the company was billed for professional services rendered by Eisner, LLP for the audit of the company's annual financial statements, for the review of the company's financial statements included in the company's quarterly reports filed with the Securities and Exchange Commission, and for services normally provided in connection with statutory and regulatory filings or engagements for each of the immediately preceding two fiscal years were:

Fiscal 2003	Fiscal 2004
$70,000	$61,200

Audit-Related Fees

The aggregate amount the company was billed for professional services rendered by Eisner, LLP for audit related services for each of the immediately preceding two fiscal years were:

Fiscal 2003	Fiscal 2004
$7,500	$31,400

Such audit-related services specifically included due diligence related to mergers and acquisitions, accounting consultations, internal control reviews, attest services and consultation concerning financial accounting and reporting standards.

Tax Fees

The aggregate amount the company was billed for professional services rendered by PricewaterhouseCoopers, LLP for tax compliance, tax planning and tax advice for each of the immediately preceding two fiscal years were:

Fiscal 2003	Fiscal 2004
None	None

These services specifically included:

-	tax return compliance for federal and state income/franchise tax purposes; and

-

advice and/or opinions on tax planning and tax reporting matters, including research, discussions, preparation of memorandums and attendance at meetings, as mutually determined to be necessary, including but not limited to the following areas - international taxes, mergers, acquisitions and divestitures, employee compensation, benefits and related reporting requirements, accounting methods, response to inquiries and notices regarding federal and state taxes.

All Other Fees

The aggregate amount the company was billed for professional services rendered by Eisner, LLP for all legally permissible non-audit services, other than audit-related services and tax services, for each of the immediately preceding two fiscal years were:

Fiscal 2003	Fiscal 2004
None	None

These services specifically included registration statement review and assisting the Audit Committee in fulfilling its responsibilities in connection with the financial reporting process and services rendered in connection with the requirement that Eisner, LLP timely report to the Audit Committee regarding critical accounting policies and practices and Public Company Accounting Oversight Board (PCAOB) standards regarding alternative accounting treatments of financial information within generally accepted accounting principles that have been discussed with management and regarding any other material, written information provided by Eisner, LLP to the Audit Committee in order to facilitate auditor and management oversight by the Audit Committee.

Pre-Approval Policies and Procedures

Article II of our Audit Committee charter, as amended, specifically provides that the Audit Committee must pre-approve all auditing and legally permissible non-auditing services to be performed by the company's registered public accounting firm. In accordance with such mandate the Audit Committee has established a set of procedures governing the pre-approval process. Under the procedure, for each fiscal year, the Committee first shall determine the general nature and scope of the audit, audit-related, tax and other legally permissible non-audit services to be performed by the company's registered accounting firm. Prior to the performance of any services, the Committee shall require such firm to submit to the Committee one or more engagement letter(s) delineating specific audit, audit-related, tax and other legally permissible non-audit services to be rendered (together with a schedule of fees with respect to each of such services). Upon receipt of such engagement letter(s), the Committee shall review and approve such engagement letter(s) in advance of the performance of any such services, including the specific advance approval of fees in connection with each of such services. Upon approval and execution of each of such engagement letter(s) by the Committee, the registered public accounting firm shall perform such pre-approved services in accordance with the terms and conditions of each engagement letter and shall not engage in any other services unless each of said services, if any, shall have been specifically approved (including the specific approval of all fees associated therewith) by the Audit Committee in advance of the rendering any such service.

Vote Required

This proposal requires the affirmative vote of a majority of the shares of common stock of the company present in person or by proxy and entitled to vote at the annual meeting.

Recommendation of the Board:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of the shares of our common stock as of December 1, 2005 by:

o	each person who is known by us to beneficially own more than 5% of our common stock;

o	each of our directors;

o	each of our named executive officers; and

o	all of our directors and executive officers as a group.

The number and percentage of shares beneficially owned are based on 29,820,311 shares of common stock outstanding as of December 1, 2005. Beneficial ownership is determined under rules promulgated by the Securities and Exchange Commission. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of December 1, 2005 are deemed to be outstanding and beneficially owned by the person holding the options for the purpose of calculating the number of shares beneficially owned and the percentage ownership of that person, but are not deemed to be outstanding for the purpose of calculating the percentage ownership of any other person. Except as indicated in the footnotes to this table, these persons have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Owned
Margaret F. Gleasman 11 Pond View Drive Pittsford, NY 14534	3,090,750(1)	10.21%

(1)

Includes 25,000, 275,734 and 95,455 shares which may be purchased through the exercise of ten year options granted on December 1, 1997, September 30, 2002 and January 5, 2004, respectively, all exercisable at $5.00 per share.

Name and Address of Beneficial Owner	Position	Number of Shares Owned	Percent of Shares Owned

Gary A. Siconolfi 325 VanVoorhis Avenue Rochester, New York 14617	Chairman of Board	178,783(1)	Less than 1%
James Y. Gleasman 11 Pond View Drive Pittsford, New York 14534	Chief Executive Officer, Interim Chief Financial Officer, Director	6,327,783(2)	20.95%

Keith E. Gleasman 11 Pond View Drive Pittsford, New York 14534	President, Torvec, Inc.; Director	9,533,028(3)	31.66%

Herbert H. Dobbs 448 West Maryknoll Road Rochester Hills, MI 48309	Director	459,550(4)	1.53%

Daniel R. Bickel 39 Whippletree Road Fairport, New York 14450	Director	68,850(5)	Less than 1%

Joseph B. Rizzo 39 State Street, Suite 700 Rochester, New York 14614	Director	0	0%

All Executive Officers and Directors as a Group		13,767,994(6)	44.53%

(1)	Includes 100,000 shares which may be purchased through the exercise of a ten year option granted on October 15, 2003, exercisable at $5.00 per share.

(2)

Includes 25,000, 270,164 and 39,575 shares which may be purchased through the exercise of ten year options granted on December 1, 1997, September 30, 2002 and January 5, 2004, respectively, all exercisable at $5.00 per share. Includes 1,400,000 shares held by the Vernon E. Gleasman Grandchildren's Trust and 1,400,000 shares held by the Margaret F. Gleasman Grandchildren's Trust of which Mr. Gleasman is co-trustee.

(3)

Includes 25,000, 181,149 and 31,818 shares which may be purchased through the exercise of ten year options granted on December 1, 1997, exercisable at $5.00 per share. Includes 60,000 shares owned by Mr. Gleasman's sons. Includes 1,400,000 shares held by the Vernon E. Gleasman Grandchildren's Trust and 1,400,000 shares held by the Margaret F. Gleasman's Grandchildren's Trust of which Mr. Gleasman is co-trustee. Includes 1,666,666 shares held by the James Y. Gleasman Children's Trust of which Mr. Gleasman is co-trustee.

(4)

Includes 100,000 shares which may be purchased through the exercise of a ten year option granted on January 1, 1998, exercisable at $5.00 per share. Includes 21,000 warrants issued under the Nonmanagement Directors Plan.

(5)

Includes 25,000 which may be purchased through exercising a ten year option granted on October 15, 2003, exercisable at $5.00 per share. Includes 29,750 warrants issued under the Nonmanagement Directors Plan.

(6)

Includes an aggregate 997,706 shares which may be purchased through the exercise of options all of which are exercisable at $5.00 per share,1,400,000 shares held by the Vernon E. Gleasman Grandchildren's Trust, 1,400,000 shares held by the Margaret F. Gleasman Grandchildren's Trust and 1,666,666 held by the James Y. Gleasman Children's Trust. The 2,800,000 shares owned by Vernon and Margaret Gleasman's Grandchildren's Trusts are counted only once for this calculation. Includes 50,750 warrants issued under the Nonmanagement Directors Plan. Includes 60,000 shares owned by Keith E. Gleasman's sons.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, our executive officers and persons who own more than 10% of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership of our common stock (Forms 4 and 5) with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish us with copies of all section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received or written representations from such persons that no reports were required, we believe that during our fiscal year ended December 31, 2004 and for the period January 1, 2005 through December 1, 2005, all such persons complied with all applicable filing requirements, except as follows: Richard Ottalagana, Philip Fain and Read McNamara did not file Form 4s reflecting a change of beneficial ownership and Mary Ho did not file Form 3 upon her election as a director. Ms. Ho was not re-nominated as a director for the 2006 fiscal year and Messrs. Ottalagana, Fain and McNamara were removed by the Board as officers and Messrs. Fain and McNamara resigned as directors. The company has requested the Securities and Exchange Commission to investigate the trading practices of these individuals in connection with their failure to file.

EXECUTIVE COMPENSATION

Summary Compensation Table

               The following table sets forth the aggregate compensation paid or accrued to the company's chief executive officer and its other named executive officers and consultants by the company for services rendered during the fiscal year ending December 31, 2004:

Long Term Compensation Awards

Name and Position	Annual Compensation		Options Granted	Stock Awards
	Salary	Consultants Fee

Eric Steenburgh (1)
Chief Executive Officer

Richard E. Ottalagana (2)
Chief Executive Officer

Keith E. Gleasman
President

Philip A. Fain (4)
Chief Financial Officer and
Secretary

James Y. Gleasman
Chief Strategist, Investor Relations

Vernon E. Gleasman
Consultant

Samuel M. Bronsky
Chief Accounting Officer

	$(1) $(2) $(3) $(4) $(5) $(6) $(7)	$(1) $(2) $(3) $(4) $(5) $(6) $(7)	(1) (2) (3) (4) (5) (6) (7)	(1) (2) (3) (4) (5) (6) (7)
(1)	Mr. Steenburgh resigned as chief executive officer effective May 31, 2004. He was not compensated for the year ended December 31, 2004.

(2)

Richard E. Ottalagana became chief executive officer, effective June 15, 2004. He was replaced on March 1, 2005. He was compensated indirectly by the company in fiscal 2004 through the company's working relationship with CXO on the GO, LLC . See footnote 8.

(3)

Mr. Gleasman provided services to the company during fiscal 2004 without compensation from the company. He sold 42,350 of his own shares during fiscal 2004 for proceeds of $193,109 in lieu of receiving a consulting fee.

(4)

Philip A. Fain became chief financial officer, effective June 15, 2004 and secretary effective November 9, 2004. He became chief executive officer on March 1, 2005 and was removed from his officer positions on August 19, 2005. He was compensated indirectly by the company in fiscal 2004 through the company's working relationship with CXO on the GO, LLC. See footnote 8,

(5)

Mr. Gleasman provided services to the company during fiscal 2004 without compensation from the company. He sold 41,350 of his own shares during fiscal 2004 for proceeds of $180,251 in lieu of receiving a consulting fee.

(6)

Mr. Vernon Gleasman provided services to the company during fiscal 2004 without compensation from the company. He sold 16,500 of his own shares during fiscal 2004 for proceeds of $71,405 in lieu of receiving a consulting fee. Mr. Gleasman passed away on November 18, 2004.

(7)	Mr. Bronsky was paid $25,200 for services rendered during fiscal 2004. Mr. Bronsky resigned as chief accounting officer in June, 2005.

(8)

Beginning on the date Messrs. Ottalagana and Fain became executive officers on June 15, 2004, the company paid CXO on the GO, LLC for fiscal 2004, 60,857 common shares with an average value of approximately $4.26 per share as of the issue date and issued 320,000 warrants immediately convertible into common shares with an average value of approximately $5.68 per share as of the issue date. CXO on the GO, LLC exercised 273,600 warrants during this six month period, with an average value of approximately $4.28 per share, based upon the average of the closing prices for the company's common stock from June 15, 2004 to December 31, 2004.

Option/SAR Grants in Last Fiscal Year

               The following table sets forth certain information for the named executive officers as well as the company's consultants with respect to the grant of options to purchase common stock during the fiscal year ended December 31, 2004.

	Shares Underlying	% of Options
Name	Options Granted	Granted	Exercise Price	Expiration Date

Eric Steenburgh *	0	0	$ -	-
Richard E. Ottalagana*	0	0	$ 0	0
Keith E. Gleasman	0	0	$ -	-
Philip A. Fain*	0	0	$ 0	0
James Y. Gleasman	0	0	$ -	-
Vernon E. Gleasman*	0	0	$ -	-
Samuel M. Bronsky*	0	0	$ -	-

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

               The following table sets forth certain information for the named executive officers as well as the company's consultants with respect to the exercise of options to purchase common stock during the fiscal year ended December 31, 2004 and the number and value of securities underlying unexercised options held by the named executive officers as well as the company's consultants as of such date.

Name	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options at December 31, 2004 Exercisable Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2004(1) Exercisable Unexercisable

Eric Steenburgh *	0	0	0	0	$0	$0
Richard E. Ottalagana *	0	0	0	0	$0	$0
Keith E. Gleasman	0	0	237,967	0	$0	$0
Philip A. Fain *	0	0	0	0	$0	$0
James Y. Gleasman	0	0	238,739	0	$0	$0
Vernon E. Gleasman *	0	0	396,189	0	$0	$0
Samuel M. Bronsky *	0	0	100,000	0	$0	$0

(1)     The closing price of the company's common stock on December 31, 2004 was $2.43 per share. Since the per share exercise price is $5.00 under the option agreements, none of the options were "in-the-money" as of that date.

 * Mr. Steenburgh resigned as chairman of the board and chief executive officer, effective May 31, 2004. Mr. Ottalagana was removed as chief executive officer by the company's board on March 3, 2005. Mr. Fain was removed as chief executive officer by the board on August 19, 2005. Mr. Bronsky resigned as chief accounting officer in June, 2005. Mr. Vernon Gleasman passed away on November 18, 2004.

Year 2004 Options

               No options were granted in the fiscal year ended December 31, 2004 under the company's 1998 Stock Option Plan.

1998 Stock Option Plan

               On December 1, 1997, the company's Board of Directors adopted the company's 1998 Stock Option Plan pursuant to which officers, directors, key employees and/or consultants of the company may be granted incentive stock options and/or non-qualified stock options to purchase up to an aggregate of 2,000,000 shares of the company's common stock. On May 27, 1998, the company's shareholders approved the 1998 Stock Option Plan. On December 17, 1998, the company registered the shares reserved for issuance under the 1998 Stock Option Plan under the Securities Act of 1933.

               With respect to incentive stock options, the Plan provides that the exercise price of each such option must be at least equal to 100% of the fair market value of the common stock on the date that such option is granted (110% of fair market value in the case of shareholders who, at the time the option is granted, own more than 10% of the total outstanding common stock), and requires that all such options have an expiration date not later than the date which is one day before the tenth anniversary of the date of the grant of such options (or the fifth anniversary of the date of grant in the case of 10% shareholders). However, in the event that the option holder ceases to be an employee of the company, such option holder's incentive options immediately terminate. Pursuant to the provisions of the Plan, the aggregate fair market value, determined as of the date(s) of grant, for which incentive stock options are first exercisable by an option holder during any one calendar year cannot exceed $100,000.

               With respect to non-qualified stock options, the Plan permits the exercise price to be less than the fair market value of the common stock on the date the option is granted and permits Board discretion with respect to the establishment of the terms of such options. Unless the Board otherwise determines, in the event that the option holder ceases to be an employee of the company, such option holder's non-qualified options immediately terminate.

               As of December 31, 2004, 1,673,895 options have been issued to directors and officers at an average exercise price of $5.00 per share and 50,000 options have been issued to a design technician at an exercise price of $2.26 per share.

Business Consultants Stock Plan

               On June 2, 1999, the company created a Business Consultants Stock Plan and reserved 200,000 shares of the company's $.01 par value common stock, which may be issued from time to time to business consultants and advisors who provide bona fide services to the company, provided that such services are not in connection with the offer or sale of securities of the company in a capital raising transaction and do not directly or indirectly promote or maintain a market for the company's securities.

               With respect to the actual issuance by the company of shares for services rendered in accordance with the terms of the Plan, the per share value of such shares is equal to the closing price for the company's common stock on a date which is the date of the event triggering the issuance of the shares or is one business day immediately prior to such date as quoted in the over-the-counter market (OTCBB).

               The Company registered the 200,000 shares reserved for issuance under the Business Consultants Stock Plan under the Securities Act of 1933, and the Registration Statement became effective on June 11, 1999. By virtue of such registration, business consultants, who are not affiliates of the Company, may immediately sell such shares in open market transactions without securities law restrictions.

               On September 12, 2000, October 11, 2001 and December 13, 2001, the Board authorized an increase in the number of shares under the Plan by 200,000, 200,000, and 100,000 respectively. The company undertook to register the issuance of such shares under cover of Securities and Exchange Commission Form S-8, and such registration statements became effective on October 5, 2000, November 7, 2001 and December 21, 2001, respectively.

               On January 24, 2002, the shareholders approved the number of shares reserved under the Plan by 800,000 and on September 30, 2002 and December 20, 2002, the Board authorized an increase in the number of shares reserved under the Plan by 250,000 and 250,000 respectively. The company undertook to register the issuance of such shares under cover of Securities and Exchange Commission Form S-8, and such registration statements became effective on February 1, 2002, November 12, 2002 and January 22, 2003, respectively.

               On May 8, 2003 and October 2, 2003 the Board authorized an increase in the number of shares reserved under the Plan by 350,000 shares and 250,000 shares, respectively. The company undertook to register the issuance of such shares under the cover of Securities and Exchange Commission Form S-8 and such registration statements became effective on May 23, 2003 and November 26, 2003 respectively.

               On April 20, 2004, the Board authorized an increase in the number of shares issued under the Plan by 2,500,000 shares. The company undertook to register the issuance of such shares under cover of Securities and Exchange Commission Form S-8 and such registration statement became effective on April 20, 2004.

               For the fiscal year ending December 31, 2004, the company issued 469,883 shares of common stock under the Business Consultants Stock Plan.

Nonmanagement Directors Plan

               On October 1, 2004, the Board of Directors approved a Nonmanagement Directors Plan pursuant to which each nonmanagement director is entitled to receive, on an annual basis for services rendered as a director, warrants to purchase 12,000 shares of the company's common stock at $.01 per share. In addition, the chairman of the audit committee is entitled to receive, on an annual basis for services rendered as chairman, additional warrants for 5,000 shares of the company's common stock at $.01 per share.

                No director is eligible to receive warrants unless he served as a director for one year and attends 75% of the meetings of the Board and any committee(s) of which he is a member. The plan permits the company to grant warrants pro rata on a contingent basis in anticipation of completion of a year of service as a director and 75% attendance.

                For the fiscal year ended December 31, 2004, the company issued 53,000 warrants under the Nonmanagement Directors Plan.

COMMITTEE REPORTS

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board of Directors on April 17, 2000 and amended on January 15, 2003. During fiscal 2004, the members of the Audit Committee were Herbert H. Dobbs, Daniel R. Bickel and Joseph Alberti.

The Audit Committee of the Board of Directors is directly responsible for the appointment, compensation and oversight of the work of the registered public accounting firm employed by the company (including resolution of any disagreements between management and the auditor regarding financial reporting) to prepare and issue an audit report or relative work with respect to the company's financial statements.

The Audit Committee has the responsibility to preapprove all audit services and non-audit services to be performed by the company's registered accounting firm.

In carrying out its responsibilities, the Audit Committee requires the company's registered accounting firm to timely of report to it:

o	all critical accounting policies and practices to be used in any audit of the company's financial statements;
o

all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the company's registered public accounting firm; and

o	other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

The Audit Committee held four meetings during the 2004 fiscal year. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee met, reviewed and discussed the audited financial statements of the company for its fiscal year ended December 31, 2004 with management and separately, with the company's independent auditors.

The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," relating to the conduct of the audit.

The Audit Committee has received the written disclosures and accompanying letter from the independent accountants required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," disclosing to the Audit Committee all relationships between the accountants and the company that may reasonably bear on independence and confirming the accountants' independence. The Audit Committee discussed the issue of independence with the company's independent accountants and received confirmation of such discussion from the independent accountants.

Based upon its review of the audited financial statements and the discussions referred to in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements of the company for its fiscal year ended December 31, 2004 be included in the company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Daniel R. Bickel, Chairman Gary A. Siconolfi Herbert H. Dobbs

The Notice of the annual meeting of shareholders, this Proxy Statement and accompanying Proxy Card have been authorized by order of the Board of Directors.

/S/HERBERT H. DOBBS Herbert H. Dobbs, Secretary

TORVEC, INC., Powder Mills Office Park 1169 Pittsford-Victor Rd., Suite 125, Pittsford, NY 14534
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 26, 2006

The undersigned Shareholder of Torvec, Inc. hereby appoints and constitutes James Y. Gleasman and Keith E. Gleasman, and either of them, the proxy or proxies of the undersigned with full power of substitution and revocation, for and in the name of the undersigned to attend the annual meeting of Shareholders of the Company to be held at the Casa Larga Vineyards, 2287 Turk Hill Road, Fairport, New York 14450, on Thursday, January 26, 2006, at 7:00 P.M., local time, and any and all adjournments of said meeting, and to vote all shares of stock of Torvec, Inc., registered in the name of the undersigned and entitled to vote at said meeting upon the matters set forth below.

Management Recommends a VOTE FOR Items 1 and 2.
1. ELECTION OF DIRECTORS: Election of the directors listed below to serve until the annual meeting of Shareholders and until their successors are duly elected and qualified.

FOR ALL NOMINEES LISTED BELOW: (EXCEPT AS MARKED TO THE CONTRARY BELOW):

WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW:

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name on the list below:

Gary A. Siconolfi, James Y. Gleasman, Keith E. Gleasman, Herbert H. Dobbs, Daniel R. Bickel, Joseph B. Rizzo.

2. APPOINTMENT OF AUDITORS: Ratification of the appointment of Eisner LLP by the Audit Committee of the Board of Directors as independent auditors for the fiscal year ending December 31, 2005.			Torvec, Inc. Annual Meeting - January 26, 2006 Dated: ____________________________ __________________________________ Number of Shares Voted
FOR	AGAINST	ABSTAIN
This Proxy will be voted as specified. If no specification is made, this Proxy will be voted IN FAVOR OF PROPOSALS 1 and 2.	Joint owners should each sign. Executors, trustees, guardians, corporate officers, and other representatives should give title		_____________________________________ Signature _____________________________________ Signature

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS